Exhibit 10.1

RESTATEMENT OF

DEMAND PURCHASE AGREEMENT

This RESTATEMENT OF DEMAND PURCHASE AGREEMENT (this “Restatement”) is dated as of November 20, 2009 and is between and among Microgy Holdings LLC (the “Company”), Environmental Power Corporation (“EPC”), Wells Fargo Bank, National Association (as defined below, the “Trustee”), and the beneficial holders, described more fully at their signatures below, of the CA Bonds and TX Bonds described below (collectively, the “Bondholders;” and collectively with the Company, EPC and the Trustee, the “Parties”); and, as to Section 15A below and all matters herein pertaining to the Guarantee Agreement (as defined in Section 15A below), the Subsidiary Guarantors signatory to the Guarantee Agreement and listed on pages 34 and 35 hereof; and is consented to by the California Statewide Communities Development Authority (“CSCDA”) and the Gulf Coast Industrial Development Authority (“GCIDA”).

This Restatement restates in full and amends that Demand Purchase Agreement, dated September 3, 2008, between and among the Company, EPC, the CA Trustee (as defined below), and holders of the CA Bonds (the “Original DPA”), and amended by that First Amendment to Demand Purchase Agreement dated as of July 31, 2009 (the “First Amendment”), by that Second Amendment to Demand Purchase Agreement dated as of September 15, 2009 (the “Second Amendment”), by that Third Amendment to Demand Purchase Agreement dated as of September 30, 2009 (the “Third Amendment”), by that Fourth Amendment to Demand Purchase Agreement dated as of October 12, 2009 (the “Fourth Amendment”), by that Fifth Amendment to Demand Purchase Agreement dated as of October 23, 2009 (the “Fifth Amendment”), by that Sixth Amendment to Demand Purchase Agreement dated as of October 30, 2009 (the “Sixth Amendment”), by that Seventh Amendment to Demand Purchase Agreement dated as of November 6, 2009 (the “Seventh Amendment”), and by that Eighth Amendment to Demand Purchase Agreement dated as of November 13, 2009 (the “Eighth Amendment”), all of the foregoing amendments being between and among the Company, EPC, the CA Trustee, and the CA Bondholders (as defined below).

RECITALS

A. Those certain California Statewide Communities Development Authority Environmental Facilities Revenue Bonds (Microgy Holdings Project) Series 2008A, in the original principal amount of $62,425,000 (collectively, the “CA Bonds”), were issued pursuant to that certain Trust Indenture dated as of August 1, 2008 (the “CA Indenture”), between CSCDA and Wells Fargo Bank, National Association, as Trustee (the “CA Trustee”).

B. All of the CA Bonds are beneficially owned by certain of the Bondholders (collectively, the “CA Bondholders”). Each of the CA Bondholders certifies that it beneficially owns the principal amount of CA Bonds indicated at its signature below.

C. The proceeds of the CA Bonds were loaned to the Company pursuant to, among other things, that Loan Agreement dated as of August 1, 2008 (the “CA Loan Agreement”), between the CSCDA and the Company. The CA Loan Agreement provides in its Section 3.03

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

that funds may not be drawn from the Construction Fund held by the CA Trustee under the CA Indenture (the “CA Construction Fund”) unless certain conditions are met on or before June 30, 2009.

D. The Original DPA was entered into in conjunction with the issuance of the CA Bonds and the loan of the proceeds of the CA Bonds. Pursuant to each of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and the Eighth Amendment, among other things, the Parties agreed to extend certain dates stated in the Original DPA. “DPA” means, in this Restatement, the Original DPA as amended by all of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and the Eighth Amendment.

E. As more fully stated in the DPA, if the CA Bondholders and the CA Trustee did not receive, on or before June 30, 2009, a certificate of the Company that the conditions in Subsections 3.03(g)(ii), (iv) and (v) of the CA Loan Agreement had been satisfied (the “Certificate”), then the CA Bondholders holding a majority in principal amount of the CA Bonds (the “CA Majority Bondholders”) may require the Company to purchase all of the CA Bonds at a price of par plus accrued interest to the purchase date (the “DPA Demand Purchase”) by providing written notice on or before November 20, 2009 to the Company, EPC, the CA Trustee, and the other CA Bondholders demanding such DPA Demand Purchase, and, if demand for the DPA Demand Purchase is made, the Company shall purchase the CA Bonds on the date selected by the CA Majority Bondholders.

F. The Company did not provide the CA Bondholders and the CA Trustee with the Certificate.

G. Accordingly, and without limitation, the CA Majority Bondholders currently have the outstanding right under the DPA to demand the DPA Demand Purchase and to select the date of the DPA Demand Purchase, and the Company has the obligation under the DPA to purchase all of the CA Bonds at a price of par plus accrued interest to such purchase date.

H. Those certain Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds (Microgy Holdings Project) Series 2006, in the original principal amount of $60,000,000 (collectively, the “TX Bonds”), were issued pursuant to that certain Trust Indenture dated as of October 1, 2006 (the “TX Indenture”), between GCIDA and Wells Fargo Bank, National Association, as Trustee (the “TX Trustee”).

I. “Trustee” means, in this Restatement, Wells Fargo Bank, National Association, as either or both the CA Trustee and the TX Trustee.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

J. All of the TX Bonds are beneficially owned by certain of the Bondholders (collectively, the “TX Bondholders”). Each of the TX Bondholders certifies that it beneficially owns the principal amount of TX Bonds indicated at its signature below.

K. The proceeds of the TX Bonds were loaned to the Company pursuant to, among other things, that Loan Agreement dated as of October 1, 2006 (the “TX Loan Agreement”), between the GCIDA and the Company. The TX Loan Agreement provides in its Section 3.03 that funds may not be drawn from the Construction Fund held by the TX Trustee under the TX Indenture (the “TX Construction Fund”) unless certain conditions are met.

L. All as more fully stated in the following documents, the payment obligations ultimately evidenced by the CA Bonds and the TX Bonds are cross-guaranteed and cross-collateralized pursuant to, among other things, that Guarantee Agreement dated as of October 1, 2006 and Supplemental Guarantee Agreement dated as of August 1, 2008, to which the Company and the Trustee, among others, are parties, and that Collateral Trust Agreement dated as of October 1, 2006 and Joinder to Collateral Trust Agreement dated as of August 1, 2008, to which the Company and Wells Fargo Bank, National Association, as collateral trustee, among others, are parties. (The CA Bonds, the CA Indenture, the CA Loan Agreement, the Guarantee Agreement as supplemented and the Collateral Trust Agreement as joined (both as described above), the DPA, and all other documents and instruments related to the CA Bonds or to the issuance of the CA Bonds are collectively referred to herein as the “CA Bond Documents.” The TX Bonds, the TX Indenture, the TX Loan Agreement, the Guarantee Agreement as supplemented and the Collateral Trust Agreement as joined (both as described above), and all other documents and instruments related to the TX Bonds or to the issuance of the TX Bonds are collectively referred to herein as the “TX Bond Documents.”)

M. To facilitate capital raising activities by the Company and EPC and discussions among the Company, EPC and the Bondholders, the Company and EPC have requested that the Bondholders grant, and direct the Trustee to grant, certain concessions and forbearance with regard to the provisions of the DPA.

N. EPC has caused the Trustee to receive opinions of bond counsel that, among other things, (i) the terms and provisions of this Restatement, including without limitation the California Redemption (defined below), will not in and of themselves cause interest on the CA Bonds to be includable in gross income for federal income tax purposes, and (ii) the terms and provisions of this Restatement, including without limitation the Texas Purchase (defined below), will not in and of themselves cause interest on the TX Bonds to be includable in gross income for federal income tax purposes.

O. The Bondholders have agreed, and have agreed to direct the Trustee to agree, to the concessions and forbearance set forth in this Restatement, but only upon and subject to the terms and conditions expressly set forth herein, and subject to the conditions that the Borrower execute, deliver, and at all times comply with the terms and conditions of, this Restatement.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

P. The CSCDA has consented to the terms and provisions of this Restatement pertaining to the CA Bonds. The GCIDA has consented to the terms and provisions of this Restatement pertaining to the TX Bonds.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Recitals. Each of the Company and EPC hereby confirms, represents and warrants to the Trustee and to each of the Bondholders, upon which warranties and representations the Trustee and the Bondholders have relied in entering into this Restatement, the truth of the recitals set forth above. The recitals of this Restatement set forth above are incorporated herein as an integral part of this Restatement. The Parties acknowledge that the Bondholders have relied upon the truth of such recitals in directing the Trustee to enter into this Restatement.

2. Redemption and Cancellation of 50% of the CA Bonds.

(a) The Company has determined and hereby agrees that it shall abandon either the Hanford Facility or the Riverdale Facility (as those facilities are defined in the CA Loan Agreement) (such abandoned facility, the “Abandoned CA Facility”). For purposes of the CA Bond Documents, including without limitation Section 3.05 of the CA Loan Agreement, this Restatement shall be deemed by each of the Company, EPC, CSCDA, the CA Trustee and the CA Bondholders to constitute an Abandonment Certificate (as defined in the CA Loan Agreement) with regard to the Abandoned CA Facility. On or before December 18, 2009, the Company shall provide the Parties and CSCDA with a “Supplemental Abandonment Certificate,” in a form acceptable to the CA Trustee and the CA Bondholders, that shall supplement this Restatement, insofar as this Restatement is deemed to constitute an Abandonment Certificate, and shall designate which of the Hanford Facility or the Riverdale Facility is the Abandoned CA Facility. In connection with the execution of this Restatement, the Company or EPC has provided to bond counsel, i.e., counsel providing the opinion as to the CA Bonds described in Recital N above, information requested by such counsel concerning the use of the proceeds of the CA Bonds to the date hereof and the expected use of such proceeds in the future.

(b) The CA Trustee shall cause fifty percent (50%) of the CA Bonds to be redeemed and cancelled pursuant to, and in accordance with, Section 9.1(c)(ii) of the CA Indenture, in a manner such that fifty percent of the CA Bonds held by each CA Bondholder shall be redeemed

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

and cancelled (the “California Redemption”) at a price of par plus accrued interest to the date of redemption (the “CA Redemption Price”). Such date of redemption shall be November 24, 2009, or as soon thereafter as is reasonably practicable in the discretion of the Trustee. The CA Redemption Price shall be funded from the funds and accounts held by the CA Trustee under the CA Indenture, as follows: first, from the Debt Service Reserve Fund, fifty percent of the balance thereof; second, from the Capitalized Interest Account, the amount of the accrued interest included in the CA Redemption Price; and third, from the CA Construction Fund, the remainder of the CA Redemption Price. The CA Trustee is hereby directed to immediately make the aforementioned transfers, and to hold such amounts in the Bond Fund established under the CA Indenture for the sole and exclusive benefit of the CA Bondholders pending the California Redemption. If the ultimate CA Redemption Price is greater than the amount in such account, then the CA Trustee shall fund the difference from the CA Construction Fund. If the ultimate CA Redemption Price is less than the amount in such account, then the CA Trustee shall refund the balance of such account to the CA Construction Fund.

(c) To the extent, if any, that written direction to the CA Trustee may be required to effectuate the California Redemption pursuant to, without limitation, the provisions of Section 5.02 of the CA Loan Agreement and Section 9.1(c)(ii) of the CA Indenture, this Restatement shall constitute such written direction and the CA Trustee hereby acknowledges receipt thereof.

(d) The Company shall promptly deliver such documents and take such further actions as may be requested by the CA Trustee or the CA Bondholders to effectuate the California Redemption and the abandonment of the Abandoned CA Facility.

3. Redemption and Cancellation of 25% of the TX Bonds.

(a) The TX Bondholders and the Company hereby direct the TX Trustee to purchase and cancel twenty-five percent (25%) of the TX Bonds held by each TX Bondholder (the “Texas Purchase”) at a price of par plus accrued interest to the date of purchase (the “TX Purchase Price”). Such date of purchase shall be November 24, 2009, or as soon thereafter as is reasonably practicable in the discretion of the Trustee. The TX Purchase Price shall be funded from the funds and accounts held by the TX Trustee under the TX Indenture, as follows: first, from the Debt Service Reserve Fund, twenty-five percent of the balance thereof; and second, from the TX Construction Fund, the remainder of the TX Purchase Price. The TX Trustee is hereby directed to immediately make the aforementioned transfers, and to hold such amounts in the Bond Fund established under the TX Indenture for the sole and exclusive benefit of the TX Bondholders pending the Texas Purchase. If the ultimate TX Purchase Price is greater than the amount in such account, then the TX Trustee shall fund the difference from the TX Construction Fund. If the ultimate TX Purchase Price is less than the amount in such account, then the TX Trustee shall refund the balance of such account to the TX Construction Fund.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

(b) The Texas Purchase shall be deemed by each of the Company, EPC, the TX Trustee, and the TX Bondholders to constitute an abandonment of the Mission Dairy Facility described in the TX Bond Documents (the “Abandoned TX Facility”).

(c) The Company shall promptly deliver such documents and take such actions as may be requested by the TX Trustee or the TX Bondholders to effectuate the Texas Purchase and the abandonment of the Abandoned TX Facility.

4. Fees and Expenses of the Trustee and Bondholders. On or before November 24, 2009, the Company and/or EPC shall cause payment to be made in full by wire transfer (i) to the Trustee for its outstanding fees and expenses, including without limitation the fees of its counsel, (ii) to Greenberg Traurig, P.A. for its outstanding fees and expenses related to the CA Bonds, the TX Bonds, and/or this Restatement, (iii) to CSCDA for its outstanding fees and expenses related to the CA Bonds or this Restatement, including without limitation the fees of its counsel, and to (iv) to GCIDA for its outstanding fees and expenses related to the TX Bonds or this Restatement, including without limitation the fees of its counsel. Each of the Trustee, Greenberg Traurig, P.A., CSCDA and GCIDA shall provide such amounts and wire transfer instructions to the Company and EPC for this purpose no later than November 23, 2009.

5. Material Information. The Company and EPC shall provide copies of each and all of the following, with the sole exceptions of documents or information that the Company and EPC are explicitly bound to hold confidential from Bondholders, to all Bondholders within two business days of receipt: all equity proposals; updates and amendments thereto; material correspondence; and all material information and documentation pertaining to raising capital or otherwise to meeting the Benchmarks (defined below). The Company and EPC shall provide notification to all Bondholders within two business days of receipt of any engineering reports and like reports or studies performed in furtherance of equity proposals, with the sole exceptions of such reports or studies that the Company and EPC are explicitly bound to hold confidential from Bondholders, and, upon the request of any Bondholder, shall provide such reports or studies to that Bondholder within one business day. This Section 5 shall be interpreted in light of its purpose, which is that Bondholders shall be fully and timely informed both as to the capital raising activities of the Company and EPC and as to the projects and facilities financed or to be financed by the CA Bonds, the TX Bonds, or the capital otherwise raised by the Company or EPC. The Company and EPC shall make good faith efforts to meet such purpose. As necessary, EPC may provide such information and documentation subject to the terms of those Confidentiality Agreements dated as of September 4, 2009, and each between EPC and a Bondholder or Bondholders or representative thereof. Each such Confidentiality Agreement is hereby amended as follows, and, as so amended, is hereby acknowledged by the respective signatories thereto to be in full force and effect: in Section 2, the defined term “Conclusion Date” is amended from September 30, 2009, to March 31, 2010; and in Section 4, the forms and reports shall also refer to those forms and reports for the quarters (or year) ending December 31, 2009 and March 31, 2010, as appropriate.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

6. Benchmarks to be met on or before March 31, 2010. On or before noon Eastern time on March 31, 2010, the Company shall have met, in full and on time, each and every condition listed under this Section 6 (each a “Benchmark,” and collectively, the “Benchmarks”); shall have certified to the Bondholders and the Trustee that each of the Benchmarks has been met; and shall have promptly provided the Bondholders and the Trustee with such further information or evidence regarding each of the Benchmarks as any of the Bondholders or the Trustee may have requested. If EPC and the Company do not comply with the preceding sentence, then the CA Majority Bondholders and the TX Majority Bondholders (defined below), may immediately exercise, without limitation, their rights to the CA Demand Redemption and the TX Demand Purchase (both defined below), respectively.

Capital (whether in the form of equity, debt, or a combination thereof) shall have been raised by the Company, EPC, or their respective subsidiaries after the date of this Restatement and shall be in at least the aggregate amount of thirty-two million five hundred thousand dollars ($32,500,000.00). Notwithstanding anything else in this Restatement, any and all debt incurred by the Company shall be fully subordinated to the CA Bonds and the TX Bonds and to any and all obligations under or related to the CA Bond Documents and the TX Bond Documents and shall not be otherwise prohibited by the terms of the CA Bond Documents or the TX Bond Documents. From such amount of $32,500,000.00, the following sums shall be applied and deposited as follows:

(a)	at least $19,473,179.00, to include the equity component of total costs for constructing the remaining CA Facility and the equity component of total costs for constructing the remaining two TX Facilities as certified to by Beck, shall be deposited into the Company’s operating account;

(b)	$3,745,500.00, as capitalized interest through March 31, 2011 for the CA Bonds remaining outstanding after the California Redemption, shall be transferred to the CA Trustee for deposit in the Capitalized Interest Account of the CA Bonds; and

(c)	$2,800,000.00, as capitalized interest through March 31, 2011 for the TX Bonds related to as yet unconstructed Texas facilities, shall be transferred to the TX Trustee for deposit in the Capitalized Interest Account of the TX Bonds.

Each of the Company and EPC hereby warrants and covenants to all of the Parties that all amounts designated in Subsection 6(a) above shall not be used other than for the CA Facility, for the TX Facilities, or for payment to the CA Trustee or the TX Trustee for the benefit of the CA Bondholders or the TX Bondholders, respectively.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

The Trustee shall have no obligation to notify the Bondholders of any failure by the Company or EPC to meet the conditions listed under this Section 6, except that the Trustee shall notify the Bondholders by 2:00 p.m. Eastern time on March 31, 2010, as to whether the transfers described in Subsections 6(b) and 6(c) above were made.

7. California Demand Redemption. If all requirements of Section 6 above are not met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, or if an Event of Default (as defined in Section 12) occurs, then the CA Majority Bondholders (i.e., the CA Bondholders then holding a majority in principal amount of the CA Bonds) may require the redemption and cancellation of all of the CA Bonds then outstanding at the CA Redemption Price (i.e., par plus accrued interest to the date of redemption) on the date selected by the CA Majority Bondholders (the “CA Demand Redemption”). (The CA Majority Bondholders understand that such date will be selected in consultation with the CA Trustee, and the CA Trustee understands that such date will occur as soon as possible.) The Company and EPC shall promptly deliver such documents and take such actions as may be requested by the CA Trustee or the CA Bondholders to effectuate the CA Demand Redemption.

(a) To exercise the CA Demand Redemption, the CA Majority Bondholders, by written notice given on or before April 15, 2010 to EPC, the Company, the CA Trustee, and the other CA Bondholders, shall demand redemption and cancellation of all of the outstanding CA Bonds and shall state the date of such redemption (the “CA Demand Redemption Notice” and the “CA Demand Redemption Date,” as appropriate).

(b) Upon the CA Majority Bondholders giving the CA Demand Redemption Notice, the Company will be deemed to have abandoned the remaining California Facility and the CA Demand Redemption Notice shall be deemed by each of the Company, EPC, CSCDA, the CA Trustee and the CA Bondholders to constitute an Abandonment Certificate (as defined in the CA Loan Agreement) with regard to such facility, under, without limitation, Section 3.05 of the CA Loan Agreement and Section 5.4 of the CA Indenture.

(c) Upon receipt of the CA Demand Redemption Notice, and at the direction of the CA Majority Bondholders, the CA Trustee shall (i) call the CA Bonds and cause them to be redeemed pursuant to Section 9.1(c)(ii) of the CA Indenture, and (ii) immediately take all amounts from the funds and accounts held by the CA Trustee under the CA Indenture (the “California Trust Funds”), and cause such funds to be transferred to the CA Bondholders, or to any account that the CA Bondholders designate in writing to the CA Trustee, and cause a redemption of the CA Bonds in an amount equal to the maximum redeemable with such California Trust Funds at a price of par plus accrued interest through the CA Demand Redemption Date (the “Initial CA Redemption Amount”). Such transaction shall be done in such a manner that CA Bonds are redeemed from and funds are transferred to CA Bondholders pro rata.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

(d) On the third Business Day (as defined in the CA Indenture) after receipt of the CA Demand Redemption Notice, the CA Trustee shall notify EPC, the Company, and the CA Bondholders of the shortfall between the Initial CA Redemption Amount and the amount necessary to permit redemption of all of the CA Bonds outstanding at the CA Redemption Price on the CA Demand Redemption Date as well as the payment of any other amounts outstanding with regard to the CA Bonds or under the CA Indenture, including without limitation any fees and expenses of the CA Trustee or the Bondholders incurred with regard to the CA Bonds, this Restatement, or the CA Bond Documents (such total amount, the “CA Shortfall”).

(e) The CA Trustee shall, by written notice to the Company and EPC, demand immediate payment of the CA Shortfall to the Trustee.

(f) Any CA Bonds remaining outstanding as a result of the CA Shortfall (the “Unredeemed CA Bonds”) shall retain all of the benefits and security of all of the CA Bond Documents and shall continue to accrue interest at their stated coupon rates until such time as all amounts referenced in Subsection 8(g) are paid and the Unredeemed CA Bonds are redeemed and cancelled.

(g) The Company and EPC hereby jointly and severally agree that they shall pay to the CA Trustee no later than April 30, 2010 (i) the CA Shortfall inclusive of the amount required to cause any Unredeemed CA Bonds to be redeemed at a price of par plus accrued interest to their date of redemption, which shall be no later than May 17, 2010, and (ii) any other amounts outstanding with regard to the CA Bonds or under the CA Indenture, including without limitation any fees and expenses of the CA Trustee or the Bondholders incurred with regard to the CA Bonds, this Restatement, or the CA Bond Documents. The obligations stated in the preceding sentence are direct obligations of EPC.

8. TX Demand Purchase and Cancellation. If all requirements of Section 6 above are not met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, or if an Event of Default (as defined in Section 12) occurs, then the TX Bondholders then holding a majority in principal amount of the TX Bonds (the “TX Majority Bondholders”) may require the mandatory purchase and cancellation of all of the TX Bonds then outstanding except for the 25% of the original issuance of the TX Bonds allocable to the Huckabay Ridge Facility (the “TX Demand Purchase Bonds”) at the TX Purchase Price (i.e., par plus accrued interest to the date of purchase) (the “TX Demand Purchase”). To the extent that direction or authorization from the Company and/or the TX Bondholders to the TX Trustee to make the TX Demand Purchase may be required by any of the TX Bond Documents, this Restatement and the TX Demand Purchase Notice (defined below)

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

together shall be deemed by each of the Company, EPC, GCIDA, the TX Trustee and the TX Bondholders to constitute written direction and authorization from the Company and/or the TX Bondholders to the TX Trustee to make the TX Demand Purchase in accordance with this Section 8. The Company and EPC shall promptly deliver such documents and take such actions as may be requested by the TX Trustee or the TX Bondholders to effectuate the TX Demand Purchase.

(a) To exercise the TX Demand Purchase, the TX Majority Bondholders, by written notice given on or before April 15, 2010 to EPC, the Company, the TX Trustee, and the other TX Bondholders, shall demand the purchase and cancellation of the TX Demand Purchase Bonds (the “TX Demand Purchase Notice”). The TX Demand Purchase Notice shall include (i) the principal amount of all of the TX Demand Purchase Bonds, (ii) the principal amount of the TX Demand Purchase Bonds to be purchased and cancelled as part of the Initial TX Demand Purchase made pursuant to Subsection 8(b) below, which shall be no greater than the principal amount which may be purchased at the TX Purchase Price from amounts held in the funds and accounts held by the TX Trustee under the TX Indenture except for one-third of the balance of the Debt Service Reserve Fund and any amounts in the Rebate Fund (such funds as described in the TX Indenture), and (iii) the purchase date of the Initial TX Demand Purchase.

(b) Upon receipt of the TX Demand Purchase Notice, and at the direction of the TX Majority Bondholders, the TX Trustee shall make the “Initial TX Demand Purchase,” as follows: (i) the TX Trustee shall as soon as possible purchase the amount of TX Bonds described in Subsection 8(a)(ii) above, such purchase to be pro rata among the TX Bondholders, and such purchase to be funded by amounts held in the funds and accounts held by the TX Trustee under the TX Indenture except for one-third of the balance of the Debt Service Reserve Fund and any amounts in the Rebate Fund; (ii) the TX Trustee shall cause the amount representing the purchase price of such TX Bonds to be transferred to the TX Bondholders or to any account that the TX Bondholders designate in writing to the TX Trustee; and (iii) the TX Trustee shall cause such purchased TX Bonds to be cancelled.

(c) On the third Business Day (as defined in the TX Indenture) after receipt of the TX Demand Purchase Notice, the TX Trustee shall notify the Company, EPC, and the TX Bondholders of the par amount of the TX Demand Purchase Bonds remaining (or that will remain) outstanding after the Initial TX Demand Purchase (the “Unpurchased TX Bonds”), i.e., the par amount of TX Bonds not purchased by the Initial TX Demand Purchase and not corresponding to the Huckabay Ridge Facility.

(d) The Company and EPC hereby jointly and severally agree that they shall pay to the TX Trustee no later than April 30, 2010 (i) the amount required to fund the purchase of the Unpurchased TX Bonds by the TX Trustee at a price of par plus accrued interest to their date of purchase, which shall be no later than May 17, 2010 (the “Second TX Demand Purchase”), and

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

(ii) any other amounts outstanding with regard to the TX Bonds or under the TX Indenture, including without limitation any fees and expenses of the TX Trustee or the TX Bondholders incurred with regard to the TX Bonds, this Restatement, or the TX Bond Documents. The obligations stated in the preceding sentence are direct obligations of EPC.

(e) Until such time as the Second TX Demand Purchase takes place and all other amounts referenced in the preceding Subsection 8(d) are paid, the Unpurchased TX Bonds shall retain all of the benefits and security of all of the TX Bond Documents and shall continue to accrue interest at their stated coupon rates.

9. Payments. Any payments made by the Company or EPC hereunder shall be in immediately available funds.

10. No Contingent Interest.

(a) By their execution of this Restatement, each of the Company and EPC acknowledges that the funds and accounts held by the CA Trustee under the CA Indenture are held in trust for the benefit of the CA Bondholders. While the CA Construction Fund may be accessed for construction of Facilities pursuant to the CA Bond Documents, as modified by this Restatement, so long as no Events of Default exist hereunder or under the CA Bond Documents, it is acknowledged and agreed that the CA Construction Fund will be used to repay the CA Bonds in the event that Events of Default exist hereunder or under the CA Bond Documents, with regard to the California Redemption, or in the event that the CA Demand Redemption is required. Additionally, each of EPC and the Company acknowledge and agree that the Debt Service Reserve Fund held under the CA Indenture is security for the CA Bondholders and that the only right the Company or EPC could have to amounts in such Debt Service Reserve Fund would arise from payment in full of the CA Bonds from amounts outside such Debt Service Reserve Fund; accordingly, each of the Company and EPC acknowledges that it has no contingent interest in any of the funds and accounts held by the CA Trustee under the CA Indenture, each and all of which are ultimately and solely the property of the CA Bondholders.

(b) By their execution of this Restatement, each of the Company and EPC acknowledges that the funds and accounts held by the TX Trustee under the TX Indenture are held in trust for the benefit of the TX Bondholders. While the TX Construction Fund may be accessed for construction of Facilities pursuant to the TX Bond Documents, as modified by this Restatement, so long as no Events of Default exist hereunder or under the TX Bond Documents, it is acknowledged and agreed that the TX Construction Fund will be used to repay the TX Bonds in the event that Events of Default exist hereunder or under the TX Bond Documents, with regard to the Texas Purchase, or in the event that the TX Demand Redemption is required. Additionally, each of EPC and the Company

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

acknowledge and agree that the Debt Service Reserve Fund held under the TX Indenture is security for the TX Bondholders and that the only right the Company or EPC could have to amounts in such Debt Service Reserve Fund would arise from payment in full of the TX Bonds from amounts outside such Debt Service Reserve Fund; accordingly, each of the Company and EPC acknowledges that it has no contingent interest in any of the funds and accounts held by the TX Trustee under the TX Indenture, each and all of which are ultimately and solely the property of the TX Bondholders.

11. Waiver of Notice. By their execution of this Restatement, with regard to the California Redemption and the CA Demand Redemption, the CA Bondholders waive any redemption notice requirements of the CA Indenture. By their execution of this Restatement, with regard to the Texas Purchase, and the TX Demand Redemption, the TX Bondholders waive any purchase or redemption notice requirements of the TX Indenture.

12. Events of Default. Each of the following constitutes an “Event of Default,” upon the occurrence of which the Trustee and/or the Bondholders may proceed with any and all rights and remedies afforded by law, under this Restatement, under the CA Bond Documents, and/or under the TX Bond Documents, and/or otherwise available to the Trustee and/or Bondholders:

(a) the occurrence of any default, any Event of Default, or any event that with the passage of time or the giving of notice would ripen into an Event of Default under any of the CA Bond Documents (without giving effect to the passage of time or giving of notice);

(b) the occurrence of any default, any Event of Default, or any event that with the passage of time or the giving of notice would ripen into an Event of Default under any of the TX Bond Documents (without giving effect to the passage of time or giving of notice);

(c) without any limitation to (a) above, if, with regard to the payments due to Bondholders on account of the CA Bonds on December 1, 2009, the amount in the Bond Fund is insufficient for such purpose such that the CA Trustee draws upon the Debt Service Reserve Fund (“Bond Fund” and “Debt Service Reserve Fund” both as defined in the CA Indenture);

(d) without any limitation to (b) above, if, with regard to the payments due to holders of the TX Bonds on account of the TX Bonds on December 1, 2009, the amount in the Bond Fund is insufficient for such purpose such that the TX Trustee draws upon the Debt Service Reserve Fund (“Bond Fund” and “Debt Service Reserve Fund” both as defined in the TX Indenture);

(e) without any limitation to (a) or (b) above, if EPC, the Company, or any guarantor of any obligations of the Company, the CA Bonds, or the TX Bonds (i) petitions for relief, or has a petition for relief filed against it, under the United States Bankruptcy Code, (ii) petitions for

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

relief, or has a petition for relief filed against it, pertaining to any reorganization, composition, readjustment, liquidation of assets, or similar relief under any present or future law or regulation, or (iii) seeks, or fails to prevent, the appointment of any trustee, receiver or liquidator of it or of substantially all of its assets, or (iv) shall make a general assignment for the benefit of creditors, or (v) shall be unable, or admit in writing, its inability to pay its debts generally as they become due;

(f) noncompliance by the Company or EPC with any term or provision of this Restatement or the occurrence of any default or event of default under this Restatement; and

(g) if any of the representations or warranties made hereunder by or on behalf of the Company or EPC (including the Recitals hereto) shall not have been true, accurate or complete in any material respect when made.

13. Indemnification.

(a) Indemnification of Trustee. The Company, EPC and the Bondholders hereby agree to indemnify and hold the Trustee and its directors, officers, agents, and employees (collectively, the “Trustee Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out of pocket, incidental expenses, legal fees and expenses, and the allocated costs and expenses of in-house counsel and legal staff that may be imposed on, incurred by, or asserted against, the Trustee Indemnitees or any of them in connection with or arising out of the Trustee’s performance under this Restatement; provided, however, that (i) the terms of Bondholders’ several agreements regarding indemnity are set forth in Exhibit A hereto and (ii) the indemnity provided for in this Section 13 shall be first the joint and several obligation of the Company and EPC, and then, if not promptly met by the Company and EPC, shall be the obligation of the Bondholders for which the Bondholders shall hold a subrogated claim against the Company and EPC and shall have the right to pursue the Company and EPC for any and all amounts spent as to the indemnity provided for in this Section 13 as well as fees and expenses incurred in pursuing such subrogated claim.

(b) Indemnification of CSCDA. The Company and EPC hereby agree to indemnify and hold CSCDA and its directors, officers, agents, and employees (collectively, the “CSCDA Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out of pocket, incidental expenses, legal fees and expenses, and the allocated costs and expenses of in-house counsel and legal staff that may be imposed on, incurred by, or asserted against, the CSCDA Indemnitees or any of them in connection with or arising out of the CSCDA’s consent and agreement to the terms and provisions of this Restatement.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

(b) Indemnification of GCIDA. The Company and EPC hereby agree to indemnify and hold GCIDA and its directors, officers, agents, and employees (collectively, the “GCIDA Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out of pocket, incidental expenses, legal fees and expenses, and the allocated costs and expenses of in-house counsel and legal staff that may be imposed on, incurred by, or asserted against, the GCIDA Indemnitees or any of them in connection with or arising out of the GCIDA’s consent and agreement to the terms and provisions of this Restatement.

14. Agreements regarding CA Bond Documents.

(a) No funds shall be released from the CA Construction Fund, or from any other fund or account held by the CA Trustee under the CA Indenture, except for purposes of redemption of CA Bonds described herein and the payment of any other amounts outstanding with regard to the CA Bonds or under the CA Indenture, unless and until (a) all requirements of Section 6 above are irrevocably met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, and (b) the Bondholders provide written direction to the CA Trustee stating that such requirements have been met such that funds may be released from the CA Construction Fund in accordance with the CA Bond Documents, as provided in the following sentence. If all requirements of Section 6 above are irrevocably met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, then the CA Indenture, including without limitation Article V thereof, the CA Loan Agreement, including without limitation Section 3.03 thereof, and any other of the CA Bond Documents with provisions related to the CA Construction Fund, shall be deemed amended and modified such that monies in the CA Construction Fund shall be used only with regard to the Facility, as that term is amended by Section 14(b) below.

(b) The terms “Facility” and “Facilities” are defined in the CA Indenture and the CA Loan Agreement to mean one or more of the solid waste disposal facilities indentified on Exhibit A of the CA Loan Agreement, and, as more fully stated in such exhibit, those solid waste disposal facilities include the Hanford Facility, the Riverdale Facility, and the Bar 20 Facility. Effective the date hereof, Exhibit A of the CA Loan Agreement shall be deemed amended and modified to remove the reference to the Bar 20 Facility. Upon all requirements of Section 6 above being irrevocably met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, Exhibit A of the CA Loan Agreement shall be deemed amended and modified to include only the Facility remaining after the Abandoned CA Facility has been determined by the filing of the Supplemental Abandonment Certificate, all references in the CA Bond Documents to Exhibit A of the CA Loan Agreement or, more generally, to the Facility or Facilities pertaining to the CA Bonds, shall be deemed amended and modified accordingly, and all liens relating exclusively to the Abandoned CA Facility shall be released.

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(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

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(c) The term “Debt Service Reserve Requirement” is defined in the CA Indenture to mean, with respect to the CA Bonds, $6,242,500. Upon the California Redemption, such definition shall be deemed amended to $3,121,250.

The term “Authorized Denominations” is defined in the CA Indenture as follows: “ “Authorized Denominations” means denominations of $100,000 or any integral multiple of $5,000 in excess thereof, unless changed as provided hereof.” Such definition is hereby amended to read as follows: “ “Authorized Denominations” means denominations of $50,000 or any integral multiple of $5,000 in excess thereof, unless changed as provided hereof.”

(d) Solely to the limited extent that any actions taken pursuant to Sections 2 or 7 of this Restatement may not be in technical compliance with the CA Indenture or the CA Loan Agreement, each and all of CSCDA, the Company, EPC, the CA Trustee, and the CA Bondholders consent to treating this Restatement as an amendment of those documents solely to the limited extent necessary to accomplish the results described in those sections. Solely to the limited extent that any actions taken pursuant to any other Sections of this Restatement may be inconsistent with any provision of the CA Bond Documents, each and all of CSCDA, the Company, EPC, the CA Trustee, and the CA Bondholders waive any irregularity or default under the CA Bond Documents arising out of such action. Notwithstanding anything else in this Section 14, nothing in this Section 14 shall supersede or revise any indemnification of the CA Trustee and/or the CSCDA under any of the CA Bond Documents and all such indemnification shall continue to apply.

15. Agreements regarding TX Bond Documents.

(a) Unless and until all requirements of Section 6 above are irrevocably met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, no funds shall be released from the TX Construction Fund, or from any other fund or account held by the TX Trustee under the TX Indenture, with the sole exceptions of the following:

(i)	amounts may be released for purposes of redemption of TX Bonds described herein and the payment of any other amounts outstanding with regard to the TX Bonds or under the TX Indenture; and

(ii)

During the period from October 1, 2009 through December 31, 2009, and provided that all applicable conditions under the TX Bond Documents for withdrawals from the TX Construction Fund are met, an amount not to

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(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

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exceed $500,000.00 may be released from the TX Construction Fund with regard to the Rio Leche Facility and the Cnossen Dairy Facility, such that the total amount released from the TX Construction Fund during such period shall not exceed $500,000.00; however, such monies may be used solely for engineering and design work related to the respective facility, and shall not be used for equipment purchase, site construction, or any other purpose, and neither the Company, nor EPC, nor any entity related to the Company or EPC shall assume any liabilities or obligations outside the strict limitations of this Subsection 15(a)(ii). No amounts shall be released from the TX Construction Fund after December 31, 2009, except pursuant to written direction from the TX Bondholders to the TX Trustee, and the TX Bondholders have no obligation to agree to the release of any amounts from the TX Construction Fund after December 31, 2009.

If all requirements of Section 6 above are irrevocably met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, then the TX Indenture, including without limitation Article V thereof, the TX Loan Agreement, including without limitation Section 3.03 thereof, and any other of the TX Bond Documents with provisions related to the TX Construction Fund, shall be deemed amended and modified such that monies in the TX Construction Fund shall be used only with regard to the Facility or Facilities, as those terms are amended by Section 15(b) below.

(b) The terms “Facility” and “Facilities” are defined in the TX Indenture and the TX Loan Agreement to mean one or more of the solid waste disposal facilities indentified on Exhibit A of the TX Loan Agreement, and, as more fully stated in such exhibit, those solid waste disposal facilities include the Huckabay Ridge Facility, the Rio Leche Facility, the Mission Dairy Facility and the Cnossen Dairy Facility. Upon all requirements of Section 6 above being irrevocably met in full and on time, including meeting each Benchmark in full and on time, all to the satisfaction of the Bondholders and the Trustee, Exhibit A of the TX Loan Agreement shall be deemed amended and modified to include only the Huckabay Ridge Facility, the Cnossen Facility, and the Rio Leche Facility, all references in the TX Bond Documents to Exhibit A of the TX Loan Agreement or, more generally, to the Facility or Facilities pertaining to the TX Bonds, shall be deemed amended and modified accordingly, and all liens relating exclusively to the Abandoned TX Facility shall be released.

(c) The term “Debt Service Reserve Requirement” is defined in the TX Indenture to mean $5,151,500. Upon the Texas Purchase, such definition shall be deemed amended to $3,863,625. Upon the TX Demand Redemption, such definition shall be deemed amended to $1,287,875.

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(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

Section 2.2 of the TX Indenture includes the sentence: “All Bonds shall be issued in denominations of $100,000 and integral multiples of $5,000 in excess thereof.” Such sentence is hereby amended to read as follows: “All Bonds shall be issued in denominations of $50,000 and integral multiples of $5,000 in excess thereof.”

(d) Solely to the limited extent that any actions taken pursuant to Sections 3 or 8 of this Restatement may not be in technical compliance with the TX Indenture or the TX Loan Agreement, each and all of GCIDA, the Company, EPC, the TX Trustee, and the TX Bondholders consent to treating this Restatement as an amendment of those documents solely to the limited extent necessary to accomplish the results described in those sections. Solely to the limited extent that any actions taken pursuant to any other Sections of this Restatement may be inconsistent with any provision of the TX Bond Documents, each and all of GCIDA, the Company, EPC, the TX Trustee, and the TX Bondholders waive any irregularity or default under the TX Bond Documents arising out of such action. Notwithstanding anything else in this Section 15, nothing in this Section 15 shall supersede or revise any indemnification of the TX Trustee and/or the GCIDA under any of the TX Bond Documents and all such indemnification shall continue to apply.

15A. Guarantee Agreement. The Guarantee Agreement, dated as of October 1, 2006, as amended and supplemented by the Supplemental Guarantee Agreement, dated as of August 1, 2008, among the Company, the Subsidiary Guarantors named therein and the Trustee (as so amended and supplemented, the “Guarantee Agreement”) shall hereby be further amended and supplemented as follows:

(a) Effective only upon full consummation of the Texas Purchase and of the California Redemption, Sections 3.05(a)(i), (a)(ii) and (b) of the Guarantee Agreement shall hereby be amended to change all references to “$5,000,000” set forth therein to “$3,750,000”.

(b) Effective only upon full consummation of the Texas Purchase and of the California Redemption, Sections 3.05B(a)(i), (a)(ii) and (b) of the Guarantee Agreement shall hereby be amended to change all references to “$5,000,000” set forth therein to “$2,500,000”.

(c) Contingent upon and effective only upon full consummation of the TX Demand Purchase (including both the Initial TX Demand Purchase and the Second TX Demand Purchase) and the California Demand Redemption (including redemption in full of 100% of the CA Bonds), as well as upon full consummation of the Texas Purchase and of the California Redemption, Sections 3.05(a)(i), (a)(ii) and (b) of the Guarantee Agreement shall hereby be amended to change all references to “$3,750,000” set forth therein to “$1,250,000”.

16. Acknowledgments and Affirmations. Each of the Company and EPC hereby acknowledges, agrees and represents to the Bondholder and the Trustee, upon which

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

acknowledgments, agreements and representations the Bondholder and the Trustee have relied in entering into this Restatement and the Bondholder has relied in directing the Trustee to enter into this Restatement, that (i) the CA Bond Documents to which the Borrower is a party constitute the valid and binding obligations of the Borrower, (ii) the CA Bond Documents to which EPC is a party constitute the valid and binding obligations of EPC, (iii) the TX Bond Documents to which the Borrower is a party constitute the valid and binding obligations of the Borrower, (iv) the TX Bond Documents to which EPC is a party constitute the valid and binding obligations of EPC, (v) if any of the Benchmarks are not met, the Trustee and the Bondholders shall immediately be entitled to exercise any and all of their rights and remedies hereunder, including without limitation the CA Demand Redemption and the TX Demand Redemption, and under the CA Bond Documents and the TX Bond Documents, (vi) the amounts from time to time on deposit in the funds and accounts held by the CA Trustee under the CA Indenture (collectively, the “CA Bond Funds”) are held by the CA Trustee for the benefit of the CA Bonds and the Bondholders according to the terms of the CA Indenture and are not property of the Company or of EPC now or following any Event of Default, (vii) the amounts from time to time on deposit in the funds and accounts held by the TX Trustee under the TX Indenture (collectively, the “TX Bond Funds”) are held by the TX Trustee for the benefit of the TX Bonds and the holders of the TX Bonds according to the terms of the TX Indenture and are not property of the Company or of EPC now or following any Event of Default, (viii) in the event of any proceeding described in, or similar to those described in, Section 12(e) hereof, each of the Company and EPC shall acknowledge and agree that neither the CA Bond Funds nor the TX Bond Funds constitute property of its estate, and that, without limitation, it has no rights, title or interest in the CA Debt Service Reserve Fund, the CA Construction Fund, the TX Debt Service Reserve Fund, or the TX Construction Fund.

17. Ratification of Liens and Pledges. By their execution hereof, each of the Company and EPC hereby ratifies and reconfirms that pursuant to the CA Bond Documents the CA Trustee enjoys a first priority lien against, without limitation, the Facilities (as defined in the CA Indenture, as amended or modified by Section 14 above), a pledge of the Company’s ownership interest in the “Subsidiary Guarantors” (as defined in CA Indenture) and a lien on substantially all property of the Subsidiary Guarantors, and that all funds and accounts held by the Trustee under the CA Indenture remain pledged solely to the CA Trustee for the benefit of the Bondholders. By their execution hereof, each of the Company and EPC hereby ratifies and reconfirms that pursuant to the TX Bond Documents the TX Trustee enjoys a first priority lien against, without limitation, the Facilities (as defined in the TX Indenture, as amended or modified by Section 15 above), a pledge of the Company’s ownership interest in the Subsidiary Guarantors and a lien on substantially all property of the Subsidiary Guarantors, and that all funds and accounts held by the TX Trustee under the TX Indenture remain pledged solely to the TX Trustee for the benefit of the holders of the TX Bonds.

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California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

18. No Preferential Treatment. Neither the Company nor EPC has entered into this Restatement to provide any preferential treatment to the Trustee, any Bondholder or any other creditor of the Borrower, and no action contemplated herein provides the Trustee or any Bondholder with any preferential treatment under the documents governing the CA Bonds or the TX Bonds. Neither the Company nor EPC intends to file for protection or seek relief under the United States Bankruptcy Code or any similar federal or state law providing for the relief of borrowers.

19. Automatic Stay. In consideration of the agreements contained in this Restatement, each of the Company and EPC agrees that, in the event that any of them, or any guarantor of the obligations as to the CA Bonds or the TX Bonds, or any of the persons or parties constituting any of the foregoing, shall:

(a) file with any bankruptcy court of competent jurisdiction or be the subject of a petition under Title 11 of the United States Code, as amended (the “Bankruptcy Code”);

(b) be the subject of any order for relief under the Bankruptcy Code;

(c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for borrowers;

(d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator; or

(e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for borrowers;

the Trustee shall thereupon be entitled and each of the Company and EPC irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, any similar provision under any other federal or state law, statute, rule, regulation or ordinance, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Trustee and the Bondholder herein or in the other CA Bond Documents or the TX Bond Documents, or any other documents or instruments executed and delivered in connection therewith and as otherwise provided by law, and each of the Company and EPC irrevocably waives any right to object to such relief and will not contest any motion by the Trustee and the Bondholder seeking relief from the automatic stay. Each of the Company and EPC shall be liable for any damages caused by any violation of this covenant.

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(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

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20. No Waiver; No Amendment.

(a) Each of CSCDA, the Company, EPC, the CA Trustee, and the CA Bondholders agrees, acknowledges and represents that (i) nothing in this Restatement works as a permanent waiver of the CA Bondholders’ and CA Trustee’s rights to payment of all amounts due with regard to the CA Bonds; (ii) except as expressly set forth herein, nothing in this Restatement or the performance by the Parties of their respective obligations hereunder constitutes or shall be deemed to constitute a waiver of any of the Parties’ rights or remedies under the terms of any of the CA Bond Documents or applicable law, all of which are hereby reserved; and (iii) except as explicitly stated in Sections 14 and 15A of this Restatement, this Restatement does not represent an amendment to any of the CA Bond Documents, and all terms of the CA Bond Documents remain in full force and effect.

(b) Each of GCIDA, the Company, EPC, the TX Trustee, and the TX Bondholders agrees, acknowledges and represents that (i) nothing in this Restatement works as a permanent waiver of the TX Bondholders’ and TX Trustee’s rights to payment of all amounts due with regard to the TX Bonds; (ii) except as expressly set forth herein, nothing in this Restatement or the performance by the Parties of their respective obligations hereunder constitutes or shall be deemed to constitute a waiver of any of the Parties’ rights or remedies under the terms of any of the TX Bond Documents or applicable law, all of which are hereby reserved; and (iii) except as explicitly stated in Section 15 and 15A of this Restatement, this Restatement does not represent an amendment to any of the TX Bond Documents, and all terms of the TX Bond Documents remain in full force and effect.

21. Representations and Warranties. Each of the Parties hereby represents and warrants that each of the following statements is true, accurate and complete as to such Party as of the date hereof.

(a) Such Party has carefully read and fully understood all of the terms and conditions of this Restatement; has consulted with, or had a full and fair opportunity to consult with, independent legal counsel regarding this Restatement; and has entered into and executed this Restatement as a voluntary action and without coercion or duress of any kind.

(b) In entering into this Restatement, such Party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein.

(c) This Restatement has been duly authorized and validly executed and delivered by such Party and constitutes each such Party’s legal, valid and binding obligation, enforceable in accordance with its terms.

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(d) Such Party is duly organized, validly existing and in good standing under the laws of its state of formation, or, with regard to the Trustee, the laws of the United States of America, and has the full power and legal authority to execute this Restatement, consummate the transactions contemplated hereby, and perform its obligations hereunder.

22. Direction to Trustee. The Bondholders’ signatures below shall constitute not only agreement to the terms and provisions of this Restatement but also direction to the Trustee to agree to and execute this Restatement. Such direction is agreed by each of the Parties to satisfy any and all conditions or requirements of the CA Indenture regarding direction to the CA Trustee by the CA Bondholders, and any and all conditions or requirements of the TX Indenture regarding direction to the TX Trustee by the TX Bondholders.

23. WAIVER OF JURY TRIAL. THE PARTIES KNOWINGLY WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE RELATED TO CLAIMS ARISING FROM THE TERMS OF THIS RESTATEMENT, THE CA BOND DOCUMENTS, THE CA BONDS, THE TX BOND DOCUMENTS, THE TX BONDS, OR ANY INSTRUMENT DELIVERED PURSUANT TO ANY OF THEM OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

24. Time is of the Essence. Time shall be of the essence with respect to each and every of the various undertakings and obligations set forth in this Restatement.

25. Miscellaneous.

(a) Notices hereunder shall be given in writing; shall be addressed to the attention of Parties as indicated below at their signature below (or such other address as a Party may provide by notice to all other Parties); and shall be deemed to have been properly given or served on the date of receipt if sent by overnight delivery, or on the date sent if delivered by facsimile or electronic mail, receipt confirmed.

(b) This Restatement shall be governed by Delaware law without regard to its law of conflicts of law.

(c) This Restatement is the sole agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings or negotiations, whether oral or written, of the parties, with respect to the subject matter hereof.

(d) This Restatement may be modified only by an instrument in writing signed by the party against which enforcement is sought.

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(e) This Restatement is binding on the Parties and the successors and assigns of the Trustee and each of the Bondholders. This Restatement may not be assigned by the Company or EPC except by operation of law or with the consent of the CA Majority Bondholders and the TX Majority Bondholders.

(f) If any provisions of this Restatement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

(g) This Restatement may be executed in any number of counterparts, each of which shall be considered an original for all purposes, provided, however, that all such counterparts shall together constitute one and the same instrument.

(h) A faxed or e-mailed (as a pdf document) signature of this Restatement shall be deemed an original for all purposes.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the Parties have executed this Restatement of Demand Purchase Agreement on the date first above written.

MICROGY HOLDINGS LLC

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President and Manager

Address for Notices:

Microgy Holdings, LLC c/o Environmental Power Corporation
120 White Plains Road, 6th Floor
Tarrytown, New York 10591
Attention: Richard E. Kessel
Fax #: (914) 631-1436 x10
E-mail: rkessel@environmentalpower.com

ENVIRONMENTAL POWER CORPORATION

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President and Chief Executive Officer

Address for Notices:

Environmental Power Corporation
120 White Plains Road, 6th Floor
Tarrytown, New York 10591
Attention: Richard E. Kessel
Fax #: (914) 631-1436 x10
E-mail: rkessel@environmentalpower.com

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WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Marvin Kierstead
Name:	Marvin Kierstead
Its:	Vice President

Address for Notices:

Wells Fargo Bank, National Association
4 Penn Center, Suite 810
1600 JFK Boulevard
Philadelphia, Pennsylvania 19103
Attention: Corporate Trust Services Group
Fax #: (215) 861-9440

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MFS HIGH YIELD MUNICIPAL TRUST (CMU),*
holding $400,000 in principal amount of the CA Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

MFS HIGH INCOME MUNICIPAL TRUST (CXE),* holding $500,000 in principal amount of the CA Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

MFS INVESTMENT GRADE MUNICIPAL TRUST (CXH),* holding $200,000 in principal amount of the CA Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

MFS MUNICIPAL INCOME TRUST (MFM),* holding $100,000 in principal amount of the CA Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

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(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

MFS SERIES TRUST III on behalf of one of its Series, MFS Municipal High Income Fund (MMH),*
holding $800,000 in principal amount of the CA Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

MFS MUNICIPAL SERIES TRUST on behalf of one of its Series, MFS Municipal Income Fund (MMI),* holding $1,000,000 in principal amount of the CA Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

MFS MUNICIPAL SERIES TRUST on behalf of one of its Series, MFS Municipal Income Fund (MMI),* holding $320,000 in principal amount of the TX Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

MFS MUNICIPAL INCOME TRUST (MFM),* holding $620,000 in principal amount of the TX Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

MFS SERIES TRUST III on behalf of one of its Series, MFS Municipal High Income Fund (MMH),*
holding $2,060,000 in principal amount of the TX Bonds

By:	/s/ Gregory Heller
Gregory Heller
As authorized representative and not individually

Address for Notices:

500 Boylston Street Boston, MA 02116-3741
Contact Name: Paul Devine
Telephone: 617-954-5938; 800-343-2829
E-mail: PDevine@MFS.com

*	A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

PIONEER HIGH INCOME MUNICIPAL FUND,
holding $2,500,000 in principal amount of the CA Bonds
By:	Pioneer Investment Management Inc., as Investment Advisor

By:	/s/ Margaret C. Begley
Margaret C. Begley
Assistant Secretary and Associate General Counsel

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST, holding $6,000,000 in principal amount of the CA Bonds
By:	Pioneer Investment Management Inc., as Investment Advisor

By:	/s/ Margaret C. Begley
Margaret C. Begley
Assistant Secretary and Associate General Counsel

PIONEER MUNICIPAL HIGH INCOME TRUST, holding $4,500,000 in principal amount of the CA Bonds
By:	Pioneer Investment Management Inc., as Investment Advisor

By:	/s/ Margaret C. Begley
Margaret C. Begley
Assistant Secretary and Associate General Counsel

PIONEER HIGH INCOME MUNICIPAL FUND, holding $650,000 in principal amount of the TX Bonds
By:	Pioneer Investment Management Inc., as Investment Advisor

By:	/s/ Margaret C. Begley
Margaret C. Begley
Assistant Secretary and Associate General Counsel

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST, holding $7,350,000 in principal amount of the TX Bonds
By:	Pioneer Investment Management Inc., as Investment Advisor

By:	/s/ Margaret C. Begley
Margaret C. Begley
Assistant Secretary and Associate General Counsel

PIONEER MUNICIPAL HIGH INCOME TRUST, holding $2,000,000 in principal amount of the TX Bonds
By:	Pioneer Investment Management Inc., as Investment Advisor

By:	/s/ Margaret C. Begley
Margaret C. Begley
Assistant Secretary and Associate General Counsel

Address for Notices:

Pioneer Investment Management
60 State Street
Boston, MA 02109
Contact Name: Timothy Pynchon
Telephone: 617-422-4732
E-mail: Timothy.pynchon@pioneerinvestments.com

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

DREYFUS MUNICIPAL OPPORTUNITY FUND, holding $3,500,000 in principal amount of the CA Bonds
By:	Standish Mellon Asset Management LLC

By:	/s/ Daniel A. Barton
Daniel A. Barton
Vice President

DREYFUS STRATEGIC MUNICIPALS, INC. (LEO) holding $3,000,000 in principal amount of the CA Bonds
By:	Standish Mellon Asset Management LLC

By:	/s/ Daniel A. Barton
Daniel A. Barton
Vice President

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC. (DSM) holding $2,000,000 in principal amount of the CA Bonds
By:	Standish Mellon Asset Management LLC

By:	/s/ Daniel A. Barton
Daniel A. Barton
Vice President

DREYFUS HIGH YIELD MUNICIPAL BOND FUND, holding $1,500,000 in principal amount of the CA Bonds
By:	Standish Mellon Asset Management LLC

By:	/s/ Daniel A. Barton
Daniel A. Barton
Vice President

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC. (DSM)
holding $5,000,000 in principal amount of the TX Bonds
By:	Standish Mellon Asset Management LLC

By:	/s/ Daniel A. Barton
Daniel A. Barton
Vice President

DREYFUS STRATEGIC MUNICIPALS, INC. (LEO) holding $6,000,000 in principal amount of the TX Bonds
By:	Standish Mellon Asset Management LLC

By:	/s/ Daniel A. Barton
Daniel A. Barton
Vice President

DREYFUS HIGH YIELD MUNICIPAL BOND FUND, holding $5,000,000 in principal amount of the TX Bonds
By:	Standish Mellon Asset Management LLC

By:	/s/ Daniel A. Barton
Daniel A. Barton
Vice President

Address for Notices:
One Boston Place, Suite #3000
Boston, MA 02108-4408
Contact Name: Daniel A. Barton
Telephone: 617-248-6362
E-mail: dbarton@standish.com

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

OPPENHEIMER CALIFORNIA MUNICIPAL FUND, holding $16,000,000 in principal amount of the CA Bonds

By:	/s/ Richard Stein
Richard Stein
Vice President

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS, holding $16,000,000 in principal amount of the CA Bonds

By:	/s/ Richard Stein
Richard Stein
Vice President

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS, holding $31,000,000 in principal amount of the TX Bonds

By:	/s/ Richard Stein
Richard Stein
Vice President

Address for Notices:

350 Linden Oaks
Rochester, NY 14625
Contact Name: Richard Stein
Telephone: 585-419-7108
E-mail: rstein@oppenheimerfunds.com

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

B.C. ZIEGLER AND COMPANY
holding $4,425,000 in principal amount of the CA Bonds
By:	B.C. Ziegler and Company d/b/a Ziegler Capital Markets

By:	/s/ Edward Chapman
Edward Chapman
Managing Director

Address for Notices:

Ziegler Capital Markets
200 South Wacker Drive, Suite 2000
Chicago, IL 60606
Contact Name: Don Carlson
Telephone: 312-596-1516
Fax: 312-596-1616
E-mail: dcarlson@ziegler.com

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

Execution as to Section 15A of this Restatement and all matters in this Restatement pertaining to the Guarantee Agreement (as defined in Section 15A):

SUBSIDIARY GUARANTORS:

MICROGY HANFORD, LLC, as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

MICROGY RIVERDALE, LLC, as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

MST PRODUCTION LTD., as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

MST GP, LLC, as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

MST ESTATES, LLC, as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

RIO LECHE ESTATES, L.L.C., as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

MISSION BIOGAS, L.L.C., as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

HEREFORD BIOGAS, L.L.C., as Guarantor

By:	/s/ Richard E. Kessel
Name:	Richard E. Kessel
Title:	President

Address for Notices for each Subsidiary Guarantor:

c/0 Environmental Power Corporation
120 White Plains Road, 6th Floor
Tarrytown, New York 10591
Attention: Richard E. Kessel
Fax #: (914) 631-1436 x10
E-mail: rkessel@environmentalpower.com

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

Consent to the terms and provisions of this Restatement pertaining to the CA Bonds:

CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY

By:	/s/ Kelli L. Osborne
Name:	Kelli L. Osborne
Its:	Vice President

Address for Notices:

Contact Name:

Telephone:

Fax:

E-mail:

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

Consent to the terms and provisions of this Restatement pertaining to the TX Bonds:

GULF COAST INDUSTRIAL DEVELOPMENT AUTHORITY

By:	/s/ Charles Ganze
Name:	Charles Ganze
Its:	Vice President

Address for Notices:

Contact Name:

Telephone:

Fax:

E-mail:

RESTATEMENT OF DEMAND PURCHASE AGREEMENT

California Statewide Communities Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2008A

Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds

(Microgy Holdings Project) Series 2006

EXHIBIT A

EXHIBIT “A”

TERMS OF BONDHOLDER INDEMNITY RELATED TO

DEMAND PURCHASE AGREEMENT

Re:	$62,425,000 California Statewide Communities Development Authority Environmental Facilities Revenue Bonds (Microgy Holdings Project) Series 2008A (the “Bonds”)

Each of the undersigned (collectively, the “Bondholders’” or “us” or “we”) own the principal amount of the Bonds set forth next to its respective signature in that certain Demand Purchase Agreement, dated September 13, 2008 (“Demand Purchase Agreement”), among Microgy Holdings LLC (“Microgy”), Environmental Power Corporation, Wells Fargo Bank, National Association (the “Trustee” or “you”) and the Bondholders. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Demand Purchase Agreement or that certain Trust Indenture (the “Indenture”), dated as of August 1, 2008, between the Trustee and California Statewide Communities Development Authority.

The Trustee has entered into the Demand Purchase Agreement at the direction of the Bondholders (the “Direction”) and has requested that it be indemnified in Section 12 of the Demand Purchase Agreement for the consequences of actions taken by the Trustee thereunder. In the event that the Demand Purchase is exercised by the Majority Bondholder, in order to expedite the funds transfer that will need to take place, the Trustee has requested that the terms of the indemnity be agreed to as of the date of the Demand Agreement and not at the time of the Demand Purchase.

1.	Definitions.

For purposes of this Exhibit “A” and the terms of the indemnity set forth herein, the following definitions shall apply:

“Bond Documents” shall refer to the Indenture, the Demand Purchase Agreement, the Loan Agreement, the Deeds of Trust, and all other such documents which ultimately secure the payment source for the Bonds

“Direction” shall mean the meaning set forth above.

“Extraordinary Charges and Expenses” shall mean your charges and out-of-pocket expenses (including reasonable attorneys’ and paralegals’ fees, expenses and disbursements) reasonably and properly incurred by the Trustee in the course of taking any actions pursuant to the Direction, but shall not include Ordinary Fees and Expenses.

“Ordinary Fees and Expenses” shall mean regularly scheduled fees for services as Trustee under the Indenture and the Trustee’s out-of-pocket expenses, incurred in performing such regularly scheduled services as set forth in Section 12.4 of the Indenture.

“Proportionate Share” shall mean the principal amount of the Bonds beneficially held by anyone of the Bondholders on the date of the Demand Purchase Agreement as a portion of the aggregate principal amount of the Bonds beneficially held by all of the undersigned, subject to adjustment as provided in Paragraph 7 hereof. In other words, except as provided in Paragraph 7 hereof, each holders’ “Proportionate Share” when added together shall equal 100% and consequently cover 100% of any payments to be made hereunder.

“Reimbursement Claims” shall mean claims which the Trustee may have against Microgy or others or against certain collateral pursuant to the Indenture or other Bond Documents which provide a source of payment to the Trustee for certain fees and expenses.

“Third-Party Liabilities” shall mean all costs, claims, liabilities, losses or damages whatsoever (including reasonable fees, expenses and disbursements of the Trustee’s counsel reasonably incurred by you in connection therewith) asserted by third parties against you as a result of your acting pursuant to the Direction, but shall not include Ordinary Fees and Expenses or Extraordinary Charges and Expenses.

“Trustee Lien” shall mean the lien which the Trustee has on certain of the funds and accounts held by the Trustee under the Indenture which provide a source of payment to the Trustee for certain fees and expenses under the terms of the Indenture.

2.	Indemnity.

a. Subject to the terms, conditions and limitations set forth below, the Bondholders hereby agree to indemnify the Trustee and save the Trustee harmless from all Ordinary Fees, Extraordinary Charges and Expenses and Third Party Liabilities incurred by the Trustee in relation to the Direction, at any time from and after the date hereof during the period of your service as Trustee, in the performance of its powers and duties as Trustee under the Indenture, except for fees, charges, expenses, costs, claims, losses, liabilities or damages incurred by the Trustee as a result of its own negligence or willful misconduct; without limiting the foregoing, nothing herein shall be taken to indemnify and save the Trustee harmless against any fees, charges, expenses, costs, claims, losses, liabilities or damages based upon your acts or failures to act as Trustee which constitute breaches of its fiduciary duties or failures to execute properly its duties as Trustee. For the purposes of this paragraph, any determination of whether or not the Trustee has engaged in willful misconduct or have been negligent or has breached its fiduciary duties as Trustee (or any like determination) shall be made by a court of competent jurisdiction on the basis of the provisions contained in the Indenture (to the extent applicable).

b. The Bondholders’ Agreement to indemnify you as set forth in this letter is also subject to the following limitations:

i.	The Trustee shall not be entitled to any indemnity from us for Extraordinary Charges and Expenses or Third Party Liabilities arising from or in connection with any action taken without the Bondholders’ prior direction or consent (except any such action related to and reasonably necessary to implement a Direction, as directed by the Bondholders); and

ii.	The Trustee shall not be entitled to any indemnity from the Bondholders for Extraordinary Charges and Expenses or Third Party Liabilities paid or incurred by reason of the Trustee’s failure to have trust powers or otherwise to be qualified or legally permitted to act as Trustee under the Indenture, unless the Trustee has appointed a co-Trustee under the Indenture that is qualified or legally permitted to act under the Indenture and has so acted at the Trustee’s direction.

3.	Termination of Obligation.

Except as provided in the following sentence and subject to paragraph 8 hereof, it is understood and agreed that our obligation to indemnify you and save you harmless as Trustee as provided in this Agreement will terminate on the date upon which the Bonds have been paid in full or the date the Bonds are canceled, whichever first occurs. Notwithstanding the foregoing sentence and subject to paragraph 8 hereof, our obligation to indemnify you shall continue until satisfied with respect to Extraordinary Charges and Expenses or Third Party Liabilities accruing prior to the date on which the Bonds are paid in full or the date the Bonds are canceled, whichever first occurs.

4.	Notice of Claims; Control or Retention.

Promptly, upon your receipt of notice of any claim or of the commencement or threatened commencement of any action against you, which may constitute a Third Party Liability, you will cause notice to be given to us in writing of such claim or such commencement or threatened commencement of an action, and will provide a copy of any documents received by you in connection therewith. In the event that any such claim or action shall be asserted against you, you hereby agree that, at our request and at our sole discretion, you shall consent to our intervention in any such suit in order to defend against said claim and/or shall tender to us control of the defense and settlement of such clam or action, and shall cooperate with us in such defense and settlement. We shall at all times have the right to employ counsel to represent both you and us in any claim or action described in this paragraph, whether or not we have requested intervention or tender of control; provided that in the event such counsel determines that there is a conflict of interest between you and us and that you and we are not willing to waive such conflict or such counsel is unwilling to serve notwithstanding such waiver, you shall be entitled to retain separate counsel (reasonably acceptable to us) whose reasonable fees and expenses shall constitute Extraordinary Charges and Expenses. Until we request the control of the defense and settlement of such claim or action or unless we have otherwise employed counsel to represent both you and us, you shall have the right to employ your own counsel (reasonably acceptable to us) with respect to such claim or action, whose reasonable fees and expenses shall be Extraordinary Charges and Expenses. Your giving notice and, if requested, tendering defense of the claims or actions required by this paragraph are conditions to our indemnification obligations hereunder. Further, we shall have no liability for any settlement of any claim or action for which we otherwise agree herein to indemnify you unless notice of such proposed settlement shall have been furnished to us in accordance with this Agreement and we shall have consented to such settlement.

5.	Payments.

a. We understand that as provided in the Indenture or other Bond Documents you may have Reimbursement Claims and a Trustee Lien which provide sources of payment of some or all amounts covered by the indemnification provided by this Agreement. It is understood and agreed that your Reimbursement Claims and Trustee Lien are the primary source of payment of such amounts and that our indemnification provided by this Agreement is a secondary source of payment. Therefore, prior to any payment by us under this Agreement, you shall first assert your Reimbursement Claims and/or the Trustee’s Lien, until such time as the Trust Estate is depleted, unless we direct you otherwise and the exercise of the Trustee’s lien shall be a condition to the Trustee’s right to indemnification hereunder. However, if funds are unavailable in the Trust Estate to make payments to you in a timely fashion, we will make such payments to you until such time as the Trust Estate is replenished. The Trustee shall timely notify and consult with, and take direction from, the Bondholders regarding the preservation of such Reimbursement Claim.

b. If, under the circumstances as described in then foregoing paragraphs, you are entitled to an indemnification payment from us of an amount, we agree to pay to you within sixty (60) days of our receipt of an invoice therefor, accompanied by such documentation supporting your entitlement to such amount as we may reasonably request. You agree to provide such invoices on a timely basis, and in no event less frequently than monthly. We further agree that the then prevailing standard hourly rates of our counsel and other advisors selected with reasonable care and in accordance with the Bond Documents shall be deemed reasonable for purposes of this Agreement. In the event that we fail to reimburse you in accordance with the provisions hereof within sixty (60) days after the date on which an invoice is received by us (unless and to the extent that payment of such invoice is being contested by us in good faith), interest will accrue on the amounts due at the rate of interest announced by you as your “federal funds rate” in effect from time to time, from the sixty first (61st) day after such invoice is sent to us until payment has actually been received.

c. If we make any payment to you hereunder we shall be automatically subrogated to your Reimbursement Claims and Trustee Lien with respect to such payment, and, thereafter you shall not exercise any Reimbursement Claim or Trustee Lien with respect to such amount, except with our prior written consent. At our election, you shall also assign to us (to the extent assignable) all such Reimbursement Claims and Trustee Lien. You agree, as a condition to your right of indemnification hereunder, to execute and deliver to us such assignments and other instruments as we shall reasonably determine to be necessary or advisable to evidence such subrogation or assignment, which execution and delivery are conditions to your right of indemnification hereunder. In either event, however, upon our written request, you will diligently pursue all Reimbursement Claims and Trustee Liens for our account as subrogee or assignee. Your reasonable out-of-pocket expenses and charges (including reasonable fees, expenses and disbursements of your counsel) incurred in connection with all such efforts shall constitute Extraordinary Charges and Expenses and shall be covered by the indemnification hereunder. Such payments, if and when received by you, will be repaid to us, with interest, to the extent to which you have theretofore received payments or advances from us.

6.	Several Liability.

Notwithstanding any other provision of this Agreement, it is agreed that the obligations of the undersigned are several and not joint, and that the obligation of each of the undersigned to pay any amount due to you hereunder shall not exceed its respective Proportionate Share of such amount provided, however, that in no event shall the undersigned’s liability ever exceed the par amount of the Bonds held by it as of the date hereof.

7.	Transfer of Bonds.

In the event that any of the undersigned should sell or otherwise dispose of all or a portion of their Bonds, our obligations to indemnify you hereunder shall automatically terminate with respect to the Bonds sold or disposed of and the transferring Bondholder’s Proportionate Share shall be reduced accordingly (without increase of the Proportionate Share of the others). Such termination shall be prospective only, in that we shall have no obligation to indemnify or defend you for actions or events which occur subsequent to the time of transfer. We shall remain obligated to indemnify, defend, and hold you harmless as set forth herein for claims, actions or events which have occurred or accrued prior to the date of the transfer of the Bonds, except to the extent that such obligations are expressly assumed by the purchaser of such Bonds.

8.	Miscellaneous.

a. All notices, demands and other communications hereunder shall be in writing and addressed to the parties hereto as follows: (1) if to you, at the address set forth in the Demand Purchase Agreement, and (2) if to us) at respective addresses set forth on the signature pages to the Demand Purchase Agreement, or in either case to such other person(s) and address(es) as a party shall have specified in writing to the other. Notices, demands and other communications hereunder shall be effective when received.

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